THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "***Amendment***") is executed and effective as of April 3, 2007 by and among **LOTHIAN OIL INC.**, a Delaware corporation, **UNITED HERITAGE CORPORATION**, a Utah corporation ("***UHC***"), **LOTHIAN OIL (USA) INC.**, a Texas corporation, **LOTHIAN OIL TEXAS I, INC.**, a Texas corporation, and **UHC NEW MEXICO CORPORATION**, a New Mexico corporation ("***UHC NM***," and collectively "***Borrowers***"), and **LOTHIAN OIL TEXAS II, INC.**, **UHC PETROLEUM SERVICES CORPORATION**, and **UHC PETROLEUM CORPORATION** (collectively, "***Guarantors***"), and **STERLING BANK**, a Texas chartered banking association (the "***Lender***"). Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A. Borrowers and Lender entered into that certain Amended and Restated Credit Agreement dated June 16, 2006 and effective as of March 31, 2006 (as amended by that certain letter agreement dated July 7, 2006 and the Second Amendment dated January 12, 2007, and as further amended, restated or supplemented the "***Credit Agreement***").

B. Guarantors executed that certain Guaranty dated June 16, 2006 in favor of Lender.

C. Borrowers have requested that (i) UHC and UHC NM (collectively "***Released Borrowers***") and (ii) UHC Petroleum Services Corporation and UHC Petroleum Corporation (collectively "***Released Guarantors***") be released from the terms of certain Loan Documents.

D. Borrowers, Guarantors and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I. Release. Sterling Bank hereby releases the Released Borrowers and the Released Guarantors from the terms of the following Loan Documents to which they were previously a Guarantor, Borrower, Debtor, Mortgagor or Pledgor, as the case may be:

1. Credit Agreement;
2. Deed of Trust, Mortgage, Assignment of Production, Security Agreement, and Financing Statement from UHC NM to Daniel G. Steele, Trustee, for the benefit of Lender dated June 16, 2006 and effective March 31, 2006;
3. Security Agreement, Pledge and Financing Statement dated June 16, 2006 and effective March 31, 2006 between UHC, UHC NM and Lender;
4. Stock Pledge Agreement between UHC and Lender;
5. Subordination Agreement between Lothian Oil, Inc., UHC NM and Lender;
6. Guaranty, **but excluding Lothian Oil Texas II, Inc., as a Released Guarantor**.

Provided, however, that none of such Released Borrowers or Released Guarantors is released from any of its indemnity obligations under any of the Loan Documents to the extent that such indemnity obligations survive the terms of the Credit Agreement or the other Loan Documents. If and to the extent that any Released Borrowers or Released Guarantors requests that this release be evidenced of record in connection with any Security Document that is filed for record, Sterling Bank will do so in the ordinary course of business following written request thereof, at the sole cost and expense of Borrowers. Borrowers (other than Released Borrowers) and Guarantors (other than Released Guarantors) hereby ratify, adopt and confirm all Loan Documents to which they are a party or by which they are bound, after recognizing and giving effect to the release of the Released Borrowers and Released Guarantors therefrom.

II. Conditions. This Amendment shall be effective once this Amendment has been delivered to and executed by Borrowers and Lender.

III. Representations and Warranties. Borrowers represent and warrant to Lender that (a) they possess all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of the Borrowers, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate their organizational documents, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (*except* to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default or Unmatured Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

IV. Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are parties to and agree that all Loan Documents to which they are parties to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).

V. Miscellaneous.

(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of

Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys' Fees. Borrowers agree to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's counsel.

(e) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; *provided that* the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g) Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety. **THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT BY AND AMONG BORROWERS AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.**

[signature pages follow]

The Amendment is executed and effective as of the dates set out in the preamble to this Amendment.

BORROWERS:

LOTHIAN OIL INC.

By: ______________________
C. Scott Wilson
Chief Financial Officer

LOTHIAN OIL (USA) INC.

By: ______________________
C. Scott Wilson
Chief Financial Officer

LOTHIAN OIL TEXAS I, INC.

By: ______________________
C. Scott Wilson
Chief Financial Officer

RELEASED BORROWERS:

UNITED HERITAGE CORPORATION

By: ______________________
C. Scott Wilson
Chief Executive Officer and President

UHC NEW MEXICO CORPORATION

By: ______________________
C. Scott Wilson
Chief Executive Officer and President

GUARANTOR:

LOTHIAN OIL TEXAS II, INC.

By: ______________________________
C. Scott Wilson
Chief Financial Officer

RELEASED GUARANTORS:

UHC PETROLEUM SERVICES CORPORATION

By: ______________________________
C. Scott Wilson
Chief Executive Officer and President

UHC PETROLEUM CORPORATION

By: ______________________________
C. Scott Wilson
Chief Executive Officer and President

LENDER:

STERLING BANK

By: ______________________________
Jeff A. Forbis
Senior Vice President